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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 4, 2008

                                Retail Pro, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-23049                                           33-0896617
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(Commission File Number)                       (IRS Employer Identification No.)


3252 Holiday Court, Ste. 226, La Jolla, California                     92037
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (858) 550-3355
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              (Registrant's telephone number, including area code)

                              Island Pacific, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION

On December 28, 2007, Island Pacific, Inc., (the "Company") amended its Amended and Restated Certificate of Incorporation (the "Certificate") to change its name to Retail Pro, Inc. The amendment to the Certificate was effected through a merger transaction pursuant to which the Company's wholly owned subsidiary, Retail Pro, Inc., was merged with and into the Company, with the Company surviving the merger and changing its name to Retail Pro, Inc.

In connection with changing its name, the Company has also requested a new trading symbol, which will be assigned on or about January 14, 2008.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibit No.       Description

         3.1               Certificate of Ownership and Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        Retail Pro, Inc.

Date: January 4, 2008                   By: /s/ Barry Schechter
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                                            Name: Barry Schechter
                                            Title: Chief Executive Officer